Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

SPTIF Parent, LLC

591 West Putnam Avenue

Greenwich, CT 06830

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by SPTIF Parent, LLC (the "Company" or “Responsible Party”) and MUFG Securities Americas Inc. (the “Initial Purchaser”), who are collectively referred to herein as the “Specified Parties”, solely to assist you regarding the accuracy of certain attributes of the Collateral Obligations with respect to STWD 2021-SIF1, Ltd. (the “Transaction” or “Issuer”). SPTIF Parent, LLC is responsible for the accuracy of certain attributes of the Collateral Obligations included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the Collateral Obligations included within the Transaction as of February 3, 2021 labeled #1 though #29 within the Transaction Excel Data Files. At the request of the Specified Parties, we performed no procedures on the Collateral Obligation labeled #30 from the Transaction Excel Data Files. We performed procedures on the Collateral Obligations identified as assets of the Transaction by the Specified Parties as of February 3, 2021.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction or the Collateral Obligations within the Transaction. PwC expresses no opinion on the fair value of these securities or whether the determinations of fair value are consistent with

PricewaterhouseCoopers LLP, 600 13th Street NW, Washington, DC 20005
T: 202-414-1000, F: 202-414-1688, www.pwc.com/us

Accounting Standards Codification 820, “Fair Value Measurements and Disclosures”. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, Preliminary Offering Circular or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
•	The reasonableness of any of the assumptions provided by the Company, the Initial Purchaser or any other party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this report:

•	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the preliminary offering circular, February 10, 2021 (the "Preliminary Offering Circular").

•	Sections referred to herein shall refer to sections of the Preliminary Offering Circular or to sections of this report as the context herein indicates.

•	The electronic files in a standard Microsoft Excel format containing information relating to the Collateral Obligations included in the Transaction as of February 3, 2021, as provided by the Initial Purchaser, shall be herein referred to as the "Transaction Excel Data Files":

o	STWD PF CLO - Investor Portfolio 20210203_AUP_Collateral Strats_v3.xlsx (provided on February 9, 2021)
•	Each governing document, both final and draft, or portion of a governing document, and any associated amendments for each of the underlying Collateral Obligations as provided by the Company, for which the Company has represented to us are the most recent versions are herein referred to as "Credit Agreement", “Indenture of Trust and Security Agreement”, “Note Purchase Agreement”, “Security Agreement”, “Consent Agreement” and “Common Terms Agreement;
•	Information obtained from the Bloomberg Terminal or Bloomberg screenshots provide by the Company are referred to as “Bloomberg”;
•	Agent notices provided to us by the Company and for which the Company has represented to us are the most recent versions are herein referred to as "Agent Notice";
•	Security agreements provided to us by the Company and for which the Company has represented to us are the most recent versions are herein referred to as "Security Agreement";

•	Correspondences or other evidence detailing loan conversion dates provided to us by the Company and for which the Company has represented to us are the most recent versions are herein referred to as "Conversion Notice"; and
•	Internal system screenshots provided by the Company shall be herein referred to as the "SIF System of Record".

Our procedures and results thereof are as follows:

At the request of the Specified Parties, for the Collateral Obligations labeled #1 through #29 within the Transaction Excel Data Files as of February 3, 2021, using additional assumptions and methodologies provided to us by the Company, we compared the attributes specified in the table below (the “Specified Attributes”) for each Collateral Obligation to the sources listed below (the “Sources”) and found such Specified Attributes to be in agreement with the corresponding source.

For the purposes of performing the procedures, we applied the Sources in priority of listing, as available. If a Specified Attribute did not agree to a Source, we utilized the Source that is the next on the list.

Specified Attributes	Sources in order of priority
issuer name	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement
facility description	1) Credit Agreement 2) Security Agreement 3) Indenture of Trust and Security Agreement 4) Note Purchase Agreement 5) Consent Agreement 6) Common Terms Agreement
SIF sector	1) SIF System of Record
total deal size	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement
coupon type	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement
interest frequency	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement 4) Agent Notice 5) Bloomberg
spread / coupon	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement 4) Conversion Notice 5) Agent Notice
LIBOR floor	1) Credit Agreement
asset country	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement
maturity date	1) Credit Agreement 2) Indenture of Trust and Security Agreement

Specified Attributes	Sources in order of priority
3) Note Purchase Agreement
status	1) SIF System of Record
deal close date	1) Credit Agreement 2) Indenture of Trust and Security Agreement 3) Note Purchase Agreement

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the the accuracy of certain attributes of the Collateral Obligations with respect to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Washington, DC

February 11, 2021

Exhibit A

Additional assumptions and methodologies provided by the Company

1.	For any instances where multiple borrowers, guarantors, issuers, holdings, or obligors were listed in the Sources, use the name that matched the issuer name provided by the Company.
2.	References to “Closing Date”, “Effective Date”, and “Acquisition Date” refer to the date on the cover of the applicable document if not otherwise defined therein.
3.	For purposes of identifying a Collateral Obligation on Bloomberg used for purposes of determining any of the Specified Attributes, use the CUSIP obtained from the Transaction Excel Data Files .
4.	The Trustee provided detail indicating which Collateral Obligations are indexed to LIBOR.
5.	For the purposes of determining the “asset country” Specified Attribute, if a Source listed a country other than the United States, the asset country was determined to be “Non-United States”.
6.	For the purposes of determining the “status” Specified Attribute, a Source value of “operating” was determined to be equivalent to “operational”.
7.	For the purposes of determining the “coupon type” Specified Attribute, if a Source contained a definition for any of the following terms, the value was deemed to be “floating”. Otherwise, the value was deemed to be “fixed”:
a.	Base Rate
b.	Alternate Base Rate
c.	Adjusted Base Rate
d.	ABR
e.	Alternative Rate
8.	For the purposes of determining the “facility description” Specified Attribute, the following Source values within a Credit Agreement, Security Agreement, Consent Agreement or Common Terms Agreement were deemed to be equivalent to “1st Lien Loan”:
a.	1L Sr. Secd
b.	1L Gtd Sr. Secd
c.	First priority collateral
d.	First priority Lien
e.	First lien obligation
f.	First priority security interest
g.	First lien
9.	For the purposes of determining the “facility description” Specified Attribute, the following Source values within an Indenture of Trust and Security Agreement or Note Purchase Agreement were deemed to be equivalent to “Sr Secured Bond”:
a.	Secured Indebtedness
b.	Senior Secured Note